UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

Commission file number of the issuing entity: 333-131400-02

Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2007-GG9
(Exact name of issuing entity as specified in its charter)

Commission file number of depositor: 333-131400

Greenwich Capital Financial Products, Inc
(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Greenwich Capital Commercial Funding Corp.
(Exact name of registrant as specified in its charter)

Delaware	06-1565524
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (203) 625-7200

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

    Change in Control of Trustee.  Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. (“Bank of America”) and Banc of America Securities LLC (“BAS”), has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association (“LaSalle”), from ABN AMRO Bank N.V. (the “Acquisition”).  LaSalle is the trustee for the certificates offered pursuant to the Prospectus Supplement dated February 21, 2007 (the “Offered Certificates”).

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL COMMERCIAL FUNDING CORP.
Date:	October 3, 2007	By:

/s/ Andrew Snow
Name: Andrew Snow
Title: Senior Vice President